EXHIBIT 10.5B
                                                                   -------------


                            FIRST AMENDMENT TO LEASE
                                AGREEMENT BETWEEN
                              THOMAS AND ELSIE KANE
                          AND PACIFIC BIOMETRICS, INC.

THE FIRST AMENDMENT TO THIS LEASE, made this 20th day of January, 1998 by and between Thomas and Elsie Kane ("Landlord") and Pacific Biometrics Inc. ("Tenant") do hereby amend the LEASE AGREEMENT for the Premises (more particularly described in Exhibit A of the Lease Agreement) dated 23rd day of April, 1997.

1.   Section 1(b) entitled: Lease Commencement Date.
     Revise Lease as follows: The Lease shall commence on November 1, 1997.

2.   Section 1(c) entitled: Lease Termination Date.
     Revise Lease as follows: The Lease shall terminate on October 31, 2007.

3.   Section 1(d) entitled: Base Rent.
     The base monthly rent shall be in accordance with the revised Rent Rider attached to this FIRST AMENDMENT to Lease Agreement.

4.   RENT RIDER (Attachment to Lease):
     Revise BASE MONTHLY RENT SCHEDULE in the RENT RIDER attachment to the Lease to conform to the provisions of the amended schedule in this FIRST AMENDMENT to Lease Agreement.

THE LEASE AGREEMENT, dated April 23, 1997, shall remain in full force and effect in accordance with and subject to all terms and conditions as set forth therein except as revised and modified by this FIRST AMENDMENT to Lease, dated January 20, 1998 shall be binding upon and inure to the benefit of the respective heirs, and assigns of the parties hereto.

THE PARTIES HERETO have executed this FIRST AMENDMENT to Lease Agreement in multiple copies, each copy for the purposes being deemed an original the day and year of execution.


     LANDLORD:                                  TENANT:
     ---------                                  -------

by:  /s/ Thomas Kane
     ---------------------                      Pacific Biometrics Inc.
     Thomas Kane


by:  /s/ Elsie Kane                         by: /s/ Paul Kanan
     ---------------------                      ---------------------
     Elsie Kane                                 Paul Kanan
                                                Its: President/CEO

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                               AMENDED RENT RIDER

Landlord and Tenant should complete only those provisions below which apply. Any provision which is not completed shall not apply to the Lease.

1. Base Monthly Rent Schedule. Tenant shall pay landlord base monthly rent during the Lease Term according to the following schedule.

Lease Year (Stated in Years or Months)                 Base Monthly Rent Amount
                     Year 1                                 $20,027.05
                     Year 2                                 $20,027.05
                     Year 3                                 $20,335.80
                     Year 4                                 $20,644.55
                     Year 5                                 $20,953.30
                     Year 6                                 $21,262.05
                     Year 7                                 $21,570.80
                     Year 8                                 $18,525.00
                     Year 9                                 $19,019.00
                     Year 10                                $19,513.00